Exhibit 13.1

Certification by the Principal Executive Officers

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Fresh2 Group Limited (the “Company”) on Form 20-F for the year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of us, Haohan Xu and Chris Chang Yu, Co-Chief Executive Officers of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2023

By:	/s/ Haohan Xu
	Name:	Haohan Xu
	Title:	Co-Chief Executive Officer

/s/ Chris Chang Yu
	Name:	Chris Chang Yu
	Title:	Co-Chief Executive Officer

[CEOs’ Section 906 Certification]